THE ROXBURY FUNDS

    Supplement dated September 17, 2008 to Prospectus Dated November 1, 2007

  This Supplement Provides New And Additional Information Beyond That Contained
     In The Prospectus. It Should Be Retained And Read In Conjunction With
                                The Prospectus.

EFFECTIVE NOVEMBER 1, 2008, THE MID-CAP FUND IS CHANGING ITS NAME TO THE ALL-CAP FUND, AND CHANGING ITS INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES AS SET FORTH BELOW.

1. The first paragraph on page 3 under "Investment Objectives" is replaced by the following:

         THE ROXBURY ALL-CAP FUND (THE "ALL-CAP FUND") (FORMERLY, THE ROXBURY MID-CAP FUND) AND ROXBURY SMALL-CAP GROWTH FUND (THE "SMALL-CAP FUND") BOTH SEEK SUPERIOR LONG-TERM GROWTH OF CAPITAL.

2. The first paragraph on page 3 under "Principal Investment Strategies" is replaced by the following:

         The ALL-CAP FUND, under normal market conditions, invests its assets primarily in common stocks of companies without regard to market capitalization, generally consistent with the capitalization range of companies in the Russell 3000 Index.

3. The section entitled "Investment Objective" through the fifth paragraph under "Primary Investment Strategies" on page 8 is replaced by the following:

         INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

         The ALL-CAP FUND, under normal market conditions, invests its assets primarily in common stocks of companies without regard to market capitalization, generally consistent with the capitalization range of companies in the Russell 3000 Index.

         The Fund's investment adviser uses a proprietary model to identify stocks with superior, near term, capital appreciation potential and superior income characteristics in making investment decisions for the Fund. The Fund's investment strategy is based on academic research influenced by noted economist John Maynard Keynes. Studies have shown that a relatively small group of stocks tend to show upward movement in size and valuation during a given year, contributing a significant portion of the market's return. The adviser's Quantitative Strategies Group has shown through its research that analysts covering such stocks are apt to exhibit corrective behavior with respect to errors in published earnings data. The adviser seeks to capitalize on this phenomenon by using a refined quantitative model to identify stocks in the early stages of upward movement.

         The Fund's portfolio typically includes 25 to 45 stocks but may hold more when the adviser believes conditions warrant it. The portfolio is normally rebalanced on a quarterly basis.

         As of August 31, 2008 the range of market capitalizations of companies in the Russell 3000 Index was between $35 million and $422 billion. As market conditions change, so will the capitalizations of the companies that make up the Russell 3000 Index. The investment adviser looks for quality, sustainable growth stocks within all market capitalization ranges.

4. The subsection entitled "Mid-Cap Fund" on page 16 under "Fund Managers" is replaced by the following:

         ALL-CAP FUND

         The day-to-day management of the All-Cap Fund is the responsibility of Jeffrey A. Sexton, M.A., J.D., M.B.A. and the All-Cap Growth Investment Team, which includes the individual listed below. The Investment Team meets regularly to make investment decisions for the Fund.

         Mr. Sexton joined Roxbury in 2007 and heads up the firm's Quantitative Strategies Group. He was formerly a Portfolio Manager in Morgan Stanley's Custom Portfolio Group and also served as a Portfolio Manager for Merrill Lynch's Personal Investment Advisory Program.

         Mr. Sexton holds an M.B.A. from the University of Chicago Graduate School of Business; an M.A. in Economic Statecraft from the Patterson School of Diplomacy and International Commerce at the University of Kentucky; a J.D. from the Brandeis School of Law at the University of Louisville; and a B.S. in Accounting from the University of Kentucky. He practiced securities law for almost six years prior to entering the investment management business.

                                THE ROXBURY FUNDS

                     Supplement dated September 17, 2008 to

           Statement of Additional Information Dated November 1, 2007

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"). IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE SAI.

EFFECTIVE NOVEMBER 1, 2008, THE MID-CAP FUND IS CHANGING ITS NAME TO THE ALL-CAP FUND, AND CHANGING ITS INVESTMENT POLICIES AS SET FORTH BELOW.

The first paragraph on page 4 under "Investment Policies" is replaced by the following:

         The All-Cap Fund, under normal market conditions, invests its assets primarily in common stocks of companies without regard to market capitalizations, generally consistent with the capitalization range of companies that make up the Russell 3000 Index.